UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                             Case Number:        97-59044-S
                                              Chapter 11          97-59052-G
                                                                  97-59064-G
                                                                  97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.  /
              Debtor(s)

                               BALANCE SHEET
                         AS OF NOVEMBER 30, 1997
                                  (000)

                                           MIDCOM    PACNET   CELTECH    ADVAL*        ELIM      CONSOL
ASSETS:
------
CURRENT ASSETS:
--------------
  Cash                                 $    3,000   $  (335)  $    24     $  -   $     -      $   2,689
  Inter-Company Receivable                 14,664        -      4,746        -      (19,410)         -
  Related Party A/R                           180        -         -         -         -            180
  Account Receivable (Net)                 20,924     1,798       284        -         -         23,006
  Prepaid and Other Current Asset           1,747       153        54        -         -          1,954
                                       ----------   -------   -------     -----  ----------   ---------
TOTAL CURRENT ASSETS                       40,515     1,616     5,108        -      (19,410)     27,829

FIXED ASSETS:
------------
  Equipment, Furniture and
   Fixture, Lease Improvements             33,713     6,654        91        -         -         40,458
  Accum Depreciation                      (10,420)   (3,133)      (38)       -         -        (13,591)
                                       ----------   -------   -------     -----  ----------   ---------
NET FIXED ASSETS                           23,293     3,521        53        -         -         26,867

OTHER ASSETS:
------------
  Investment in Subs                        1,014        -         -         -       (1,014)         -
  Intangible Assets (Net)                   5,123        -         -         -         -          5,123
  Other Assets                                681        -          2        -         -            683
                                       ----------   -------   -------     -----  ----------   ---------
TOTAL OTHER ASSETS                          6,818        -          2        -       (1,014)      5,806

TOTAL ASSETS                           $   70,626   $ 5,137   $ 5,163     $  -   $  (20,424)  $  60,502
                                       ----------   -------   -------     -----  ----------   ---------
LIABILITIES:
-----------
POST PETITION LIABILITIES:
-------------------------
  Accounts Payable                     $      280   $   783   $    33     $  -      $  -      $   1,096
  Secured Line of Credit                    5,803        -         -         -         -          5,803
  Notes Payable                                -         -         -         -         -             -
  Rents and Leases Payable                    188        -         -         -         -            188
  Taxes Payable                               987        58        28        -         -          1,073
  Accrued Interest                             -         -         -         -         -             -
  Inter-company Payables                      102       470       176        -         (748)         -
  Accrued Expenses                          1,285       (19)        8        -         -          1,274
                                       ----------   -------   -------     -----  ----------   ---------
TOTAL POST PETITION LIABILITIES             8,645     1,292       245        -         (748)      9,434

PRE PETITION LIABILITIES:
------------------------
  Secured Line of Credit                   21,426                  -         -                   21,426
  Notes Payable                           113,740     3,150        -         -       (3,150)    113,740
  Capital Leases                           16,009        -         -         -                   16,009
  Utility Taxes Payable                     2,245       126         2        -         -          2,373
  Accounts Payable                         32,419     3,490       472        -                   36,381
  Accrued Expenses                         12,423       252        18        -           (6)     12,687
  Other Current Liabilities                 4,065        19         8        -         -          4,092
  Intercompany Payable                     15,295      (146)    3,513        -      (18,662)         -
                                       ----------   -------   -------     -----  ----------   ---------
TOTAL PRE PETITION LIABILITIES            217,622     6,891     4,013        -      (21,818)    206,708

TOTAL LIABILITIES                         226,267     8,183     4,258        -      (22,566)    216,142

OWNERS' EQUITY:
--------------
Capital Stock and Paid-in Capital          66,955       100         6                   500      67,561
Retained Earnings:
  Pre-petition                           (216,864)   (3,111)      908                 1,642    (217,425)
  Post-petition                            (5,732)      (35)       (9)       -         -         (5,776)
                                       ----------   -------   -------     -----  ----------   ---------
TOTAL OWNERS' EQUITY                     (155,641)   (3,046)      905        -        2,142    (155,640)

TOTAL LIABILITIES AND
  OWNERS EQUITY                        $   70,626   $ 5,137   $ 5,163     $  -   $  (20,424)  $  60,502
                                       ----------   -------   -------     -----  ----------   ---------
*Included in MIDCOM Balances.                   0         -         -         -         -             0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                     Case Number:    97-59044-S
                                                      Chapter 11      97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.   /
              Debtor(s)

                                  INSURANCE COVERAGE
                                  NOVEMBER-1997
----------------------------------
MIDCOM/PACNET/ADVAL/CELTECH
----------------------------------

                                                                                 Policy       Premium
                                                                             Expiration  Paid Through
Type:                                    Policyholder/Policy Number                Date          Date
----                                     --------------------------                ----          ----
Property/Liability/Computerized        CIGNA/ GPP D 33524791                     5/1/98       1/31/98
 Business Equipment/Crime/Auto

Package Policy- Texas Only             CIGNA/ TCP 33908611                       5/1/98        5/1/98

Umbrella                               Indemnity Insurance Co of NA/             5/1/98        5/1/98
                                       XOO G1882140A

Difference in Conditions including     RLI Insurance Co/ IMF 024737             6/18/98       6/18/98
 Earthquake and Flood

Directors & Officers Liability         National Union Fire Ins Co./             1/24/00       6/24/98
                                       4848235

Directors & Officers -                 Genesis Indemnity Ins Co/                 6/8/98        6/8/98
 Prospectus Liability                  ZXB 000837

Financial Guarantee Bond               Contractors Bonding and          until cancelled       2/13/98
                                       Insurance Co/ FL 2183

Workers' compensation Insurance        Hartford Fire Insurance Co/              11/1/98       1/31/98
                                       52WBEM6171

                                    PACNET

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                     Case Number:    97-59044-S
                                                      Chapter 11      97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S

MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                              INSURANCE COVERAGE
                                  November 97
------------------
PACNET
------------------

                                                                                          Policy              Premium
                                                                                      Expiration         Paid Through
Type:                                           Policyholder/Policy Number                  Date                 Date
-----                                           --------------------------                  ----                 ----
Property/Liability/Computerized              CIGNA/ GPP D 33524791                        5/1/98              1/31/98
 Business Equipment/Crime/Auto

Package Policy- Texas Only                   CIGNA/ TCP 33908611                          5/1/98               5/1/98

Umbrella                                     Indemnity Insurance Co of NA/                5/1/98               5/1/98
                                             XOO G1882140A

Difference in Conditions including           RLI Insurance Co/ IMF 024737                6/18/98              6/18/98
 Earthquake and Flood

Directors & Officers Liability               National Union Fire Ins Co./                1/24/00              6/24/98
                                             4848235

Directors & Officers -                       Genesis Indemnity Ins Co/                    6/8/98               6/8/98
 Prospectus Liability                        ZXB 000837

Financial Guarantee Bond                     Contractors Bonding and             until cancelled              2/13/98
                                              Insurance Co/ FL 2183

Workers' compensation Insurance              Hartford Fire Insurance Co/                 11/1/98              1/31/98
                                              52WBEM6171

                                    CELTECH

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                     Case Number:    97-59044-S
                                                      Chapter 11      97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                                  INSURANCE COVERAGE
                                  NOVEMBER-97
----------------------------------
CELTECH
----------------------------------

                                                                                Policy        Premium
                                                                            Expiration    Paid Through
Type:                                   Policyholder/Policy Number                Date           Date
----                                    -------------------------                 ----           ----
Property/Liability/Computerized       CIGNA/ GPP D 33524791                      5/1/98        1/31/98
 Business Equipment/Crime/Auto

Package Policy- Texas Only            CIGNA/ TCP 33908611                        5/1/98         5/1/98

Umbrella                              Indemnity Insurance Co of NA/              5/1/98         5/1/98
                                      XOO G1882140A

Difference in Conditions including    RLI Insurance Co/ IMF 024737              6/18/98        6/18/98
 Earthquake and Flood

Directors & Officers Liability        National Union Fire Ins Co./              1/24/00        6/24/98
                                      4848235

Directors & Officers -                Genesis Indemnity Ins Co/                  6/8/98         6/8/98
 Prospectus Liability                 ZXB 000837

Financial Guarantee Bond              Contractors Bonding and           until cancelled        2/13/98
                                       Insurance Co/ FL 2183

Workers' compensation Insurance       Hartford Fire Insurance Co/               11/1/98        1/31/98
                                       52WBEM6171

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                     Case Number:    97-59044-S
                                                      Chapter 11      97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.   /
              Debtor(s)

                                   PROFIT AND LOSS STATEMENT
                                   for the Period 11/8/97 through 11/30/97
                                    (000)

                                                                    MIDCOM    PACNET     CELTECH     ADVAL     ELIM     CONSOL
                                                                    ------    ------     -------     -----     ----     ------
Net Revenue                                                      $   4,371  $  1,242   $     153   $     -   $  (51)  $  5,715
Cost of Revenue                                                      3,242       849          87         -      (34)     4,144
                                                                 ---------  --------   ---------   -------   ------   --------
Gross Margin                                                         1,129       393          66         -      (17)     1,571

Operating Expenses:
Selling, General, and Administrative (Detail Attached)               5,092       349          76         -      (17)     5,500
Depreciation                                                           402        66           1         -        -        469
Amortization                                                           638         -           -         -        -        638
                                                                 ---------  --------   ---------   -------   ------   --------
Total Operating Expenses                                             6,132       415          77         -      (17)     6,607
                                                                 ---------  --------   ---------   -------   ------   --------

Operating Loss                                                      (5,003)      (22)        (11)        -        -     (5,036)

Other Expense (Income):
Interest Expense, Net                                                  680        14           -         -        -        694
Other Expense (Income), Net                                              -         -           -         -        -          -
                                                                 ---------  --------   ---------   -------   ------   --------
                                                                       680        14           -         -        -        694

Loss Before Provision for Income Taxes                              (5,683)      (36)        (11)        -        -     (5,730)
Provision for Income Taxes                                               -         -           -         -        -          -
                                                                 ---------  --------   ---------   -------   ------   --------
Net Loss                                                         $  (5,683) $    (36)  $     (11)  $     -   $    -   $ (5,730)
                                                                 =========  ========   =========   =======   ======   ========

                                 MIDCOM/ADVAL

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                               Case Number:          97-59044-S
                                                Chapter 11            97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.  /
              Debtor(s)


                            TAXES PAYABLE SCHEDULE
                    for the Period 11/8/97 through 11/30/97
                                     (000)

                                     Beginning                            Payments/              Ending
                                       Balance          Additions          Deposits             Balance
--------------------------             -------          ---------          --------             -------
MIDCOM/ADVAL
--------------------------
Income Tax Withheld:
   Federal                                  $0                 $0                $0                  $0
   State                                     0                  0                 0                   0
   Local                                     0                  0                 0                   0
FICA Tax Withheld                            0                  0                 0                   0
Employer's FICA Tax                          0                  0                 0                   0
Unemployment Tax:
   Federal                                   0                  0                 0                   0
   State                                     0                  0                 0                   0
Sales Use & Excise Tax            2,867,372.59         550,557.16       (348,085.55)       3,069,844.20
Accrued Income Tax:
   Federal                                   -                  -                 -                   -
   State                                     -                  -                 -                   -
Other                               179,029.79          19,400.90        (36,229.56)         162,201.13

Total                             3,046,402.38         569,958.06       (384,315.11)       3,232,045.33
                                  ============         ==========       ============       ============

                                    PACNET


UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                   Case Number:     97-59044-5
                                                    Chapter 11       97-59962-6
                                                                     97-59084-G
                                                                     97-59057-5


MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                          TAXES PAYABLE SCHEDULE
                    for the Period 11/8/97 through 11/30/97
                                     (000)

                                Beginning                 Payments/        Ending
                                  Balance    Additions     Deposits       Balance
                                  -------    ---------     --------       -------
----------------------
PACNET
----------------------
Income Tax Withheld:
   Federal                            $ 0          $ 0          $ 0           $ 0
   State                                0            0            0             0
   Local                                0            0            0             0
FICA Tax Withheld                       0            0            0             0
Employer's FICA Tax                     0            0            0             0
Unemployment Tax:
   Federal                              0            0            0             0
   State                                0            0            0             0
Sales Use & Excise Tax         177,558.14    57,193.01   (51,807.07)   182,944.08
Accrued Income Tax:
   Federal                           -            -            -             -
   State                             -            -            -             -
Other                              913.62       259.50         -         1,173.12
                               ----------    ---------   -----------   ----------

Total                          178,471.76    57,452.51    (51,807.07)  184,117.20
                               ----------    ---------   -----------   ----------

                                    CELTECH

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                          Case Number:              97-59044-S
                                           Chapter 11                97-59052-G
                                                                     97-59064-G
                                                                     97-59057-S

MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                            TAXES PAYABLE SCHEDULE
                    for the Period 11/8/97 through 11/30/97
                                     (000)

                                  Beginning                              Payments/            Ending
                                    Balance          Additions            Deposits           Balance
----------------------              -------          ---------            --------           -------
CELTECH
----------------------
Income Tax Withheld:
   Federal                               $0
   State                                  0                 $0                 $0                 $0
   Local                                  0                  0                  0                  0
FICA Tax Withheld                         0                  0                  0                  0
Employer's FICA Tax                       0                  0                  0                  0
Unemployment Tax:                                            0                  0                  0
   Federal                                0                  0                  0                  0
   State                                  0                  0                  0                  0
Sales Use & Excise Tax            32,181.96          27,320.27         (31,424.94)         28,077.29
Accrued Income Tax:
   Federal                                -                  -                  -                  -
   State                                  -                  -                  -                  -
Other                              2,089.16           1,253.71          (1,076.25)          2,266.62
                                  ---------          ---------         -----------         ---------

Total                             34,271.12          28,573.98         (32,501.19)         30,343.91
                                  =========          =========         ===========         =========

                        UNITED STATES BANKRUPTCY COURT
                         EASTERN DISTRICT OF MICHIGAN


In the matter of:                                   Case Number:      97-59044-S
                                                    Chapter 11        97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S

MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
-----------------------------------
      Debtor(s)                                              Hon. Walter Shapero

                       STATEMENT OF DEBTOR IN POSSESSION
                            UNDER BANKR.R.PRO.9011
                        FOR THE MONTH OF NOVEMBER, 1997

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).
              ----------------------

                      X   Balance Sheet
                     ---

                      X   Profit and Loss Statement
                     ---

                      X   Cash Receipts & Disbursements Report
                     ---

                      X   Accounts Payable Aging Schedule
                     ---

                      X   Taxes Payable/Insurance Schedule
                     ---

                      X   Reconciled Bank Statements
                     ---

     The statements contained within have been completed on a accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.
                         ____________________________
                             Debtor In Possession
                              William H. Oberlin
                             President and Chief Executive Officer

Date

A.   Mail the original to:                      Mail one copy of this report to:
     UNITED STATES BANKRUPTCY COURT              OFFICE OF THE U.S. TRUSTEE
     1003 FEDERAL BUILDING                       477 MICHIGAN AVENUE
     231 W. LAFAYETTE                            SUITE 1760
     DETROIT, MICHIGAN  48226                    DETROIT, MICHIGAN  48226

B. Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

                        UNITED STATES BANKRUPTCY COURT
                         EASTERN DISTRICT OF MICHIGAN


In the matter of:                       Case Number:      97-59044-S
                                        Chapter 11        97-59052-G
                                                          97-59064-G
                                                          97-59057-S

MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
-----------------------------------
      Debtor(s)                                    Hon. Walter Shapero

                                 AFFIRMATIONS
                            UNDER BANKR.R.PRO.9011

As Debtor in Possession, I affirm:

1. That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2. That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3. No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


                    __________________________________________________
                            Debtor In Possession
                            William H. Oberlin
                            President and Chief Executive Officer

 Date

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                            Case Number:             97-59044-S
                                             Chapter 11               97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
         Debtor(s)

                      STATEMENT OF CASH FLOW
                for the Period 11/8/97 through 11/30
                                     (000)

----------------------------------------------------
OPERATING ACTIVITIES:
----------------------------------------------------
Net Income                                           $      (5,730)
Non-cash charges/credits to income:
    Depreciation                                               468
    Amortization of Intangibles                                638
Accounts Receivable                                           (936)
Prepaid Expenses                                                60
Other Assets                                                    30
Accounts payable/Accrued Expenses                            1,789
                                                             -----
  Cash provided by (used in) operations                     (3,681)

----------------------------------------------------
INVESTING ACTIVITIES:
----------------------------------------------------
Purchases of Plant and Equipment                               286
                                                               ---
  Cash used in investing activities                            286

----------------------------------------------------
FINANCING ACTIVITIES:
----------------------------------------------------
Proceeds from Foothill Borrowings                           10,408
Repayment of Foothill Borrowings                            (5,068)
Issuance of Stock Options                                       29
                                                                --
  Cash provided by (used in) financing activities            5,369

Increase (decrease) in cash                                  1,974

Cash at beginning of period                          $         715

Cash at end of period                                $       2,689